THE SIERRA CLUB FUNDS

Sierra Club Stock Fund

Sierra Club Equity Income Fund

(the “Funds”)

Supplement dated December 21, 2005

(to the Sierra Club Funds Prospectus and

Statement of Additional Information (“SAI”) dated July 1, 2005)

The following information applies to the Sierra Club Stock Fund only:

Change of Sub-Advisor

Effective January 1, 2006, Forward Management, LLC, the current investment advisor to the Funds, will take over management of the portion of the Sierra Club Stock Fund that Harris Bretall Sullivan & Smith L.L.C. (“Harris Bretall”) currently manages. As of January 1, 2006, all references in the Prospectus and SAI to Harris Bretall are eliminated and references to the Sub-Advisors of the Sierra Club Stock Fund will generally include Forward Management, LLC in place of Harris Bretall.

Principal Investment Strategy

Effective January 1, 2006, the following language regarding the principal investment strategy of the Fund will replace the second and third paragraphs under the heading “Principal Investment Strategy — Investing in Stocks of Domestic and Foreign Companies” on page 11 of the Prospectus:

A multi-style, multi-manager approach is used to manage the Fund. Two different managers, Forward Management, LLC (“Forward Management”) and New York Life Investment Management LLC (“NYLIM”), use distinct investment styles as co-managers of the Fund.

Forward Management employs an index-like approach to developing the Fund portfolio. Environmentally qualified companies, identified in cooperation between Forward Management and the Sierra Club, are ranked by market capitalization and the largest 100 that also meet Forward Management’s financial criteria are approved for purchase. Forward Management intends to invest its portion of the Fund’s assets in an equally weighted portfolio of these top 100 stocks. Forward Management intends to construct the portfolio using the following process: First, potential investments will be passed through the process used to identify securities for the Sierra Club Funds’ portfolios. (See “Summary of Environmental and Social Guidelines” and “Application of Environmental and Social Guidelines” in this Prospectus.) Second, Forward Management will evaluate and screen those stocks from a financial perspective using fundamental as well as market criteria in an effort to include only stocks of companies Forward Management believes are consistent with the Fund’s investment objective and are financially viable. Finally, Forward Management will identify the top 100 of the remaining stocks, on a market capitalization basis, for inclusion in the portfolio. Forward Management intends to invest its portion of the Fund’s assets in these 100 stocks in equal dollar amounts. However, due to market activity, this objective cannot be met on a daily basis. Forward Management will reconstruct and rebalance the portfolio, using the process described above, each quarter. In addition, Forward Management may eliminate positions in the portfolio at any time if, in Forward Management’s judgment, the position is no longer consistent with the investment objective of the Fund or no longer meets the environmental and social criteria of the Sierra Club.

Effective January 1, 2006, the following language will replace the first paragraph under the heading “Application of Environmental and Social Guidelines” on page 23 of the Prospectus:

A four-step process is used to identify securities for the Sierra Club Funds portfolios. First, Forward Management and the sub-advisors in their role as portfolio managers identify securities that they believe will help meet the Funds’ investment objectives. The companies issuing these securities, their corporate parents and their subsidiaries are then subject to a review by Forward Management. The review is based on more than 20 environmental and social guidelines that were developed by the Sierra Club to ensure the companies’ practices, products or services do not create meaningful conflicts with the Club’s core values. The companies that meet the guidelines are passed on to a committee of Sierra Club members for their final review and approval or rejection. If the Sierra Club approves a company, the company’s securities are included in the potential investment universe for the Sierra Club Funds. At that or another time, Forward Management and the sub-advisors can purchase those securities for inclusion in the Sierra Club Funds.

Investment Advisor

Effective January 1, 2006, the following language regarding the Investment Advisor will replace the second through fourth paragraphs under the heading “Investment Advisor” on page 25 of the Prospectus:

Forward Management has the authority to manage the Sierra Club Funds in accordance with their investment objectives, policies and restrictions and subject to the general supervision of the Trust’s Board of Trustees, but has delegated this authority to the sub-advisors for a portion of the portfolio of the Sierra Club Stock Fund and for the entire portfolio of the Sierra Club Equity Income Fund. Forward Management also provides the Sierra Club Funds with ongoing management supervision and policy direction. Forward Management has managed the Sierra Club Funds since their inception.

Each Sierra Club Fund pays an advisory fee to Forward Management for its services as an investment advisor. The fees are computed daily and paid monthly at the following annual rates based on the average daily net assets of each Fund:

Fund	Advisory Fee Paid to Advisor by Fund*
Sierra Club Equity Income Fund	0.94%
Sierra Club Stock Fund	0.85%

*	Actual advisory fees paid for the fiscal year ended December 31, 2004 may have been less than this figure due to the effect of expense waivers. See “Investment Advisory and Other Services” in the Statement of Additional Information.

The Funds pay these advisory fees to Forward Management, which in turn pays the sub-advisors a sub-advisory fee. Forward Management retains the entire fee for, and does not pay a sub-advisory fee with respect to, that portion of the portfolio of the Sierra Club Stock Fund that it manages directly. Daily investment decisions are made by Forward Management for a portion of the portfolio of the Sierra Club Stock Fund and by the sub-advisors for the balance of the portfolio of the Sierra Club Stock Fund and for the Sierra Club Equity Income Fund. The investment experience of Forward Management is described directly below, and the investment experience of the sub-advisors is described below under the heading “The Sub-Advisors”.

Forward Management’s address is 433 California Street, 11th Floor, San Francisco, CA 94104. Forward Management has served as investment advisor for the Forward family of mutual funds since 1998. As of September 30, 2005, Forward Management had approximately $1,175,000,000 in assets under management.

The Investment Team of Forward Management, which makes investment decisions for the portion of the Sierra Club Stock Fund portfolio that Forward Management directly manages, consists of Jeremy Deems and Garvin Jabusch. Messrs. Deems and Jabusch are jointly responsible for management of the portfolio. Mr. Deems is the Chief Financial Officer of Forward Management and Treasurer of the Forward Funds. He has held this position since 2004. Mr. Deems joined Forward Management in 1998 and served as its Controller from 2002-2004. His investment experience includes positions at Dean Witter in the Investment Consulting Services Group. Mr. Deems is a CPA and holds an MBA in Finance. Mr. Jabusch has been the Director of Forward Sustainable Investments for Forward Management since 2002. In that capacity he directs environmental and social research for the Sierra Club Funds. Mr. Jabusch served as Vice President, Strategic Services at Morgan Stanley from

1996-2002. Mr. Jabusch holds an MBA in International Management and Finance and has been in the investment industry since 1994.

The Statement of Additional Information contains additional information about portfolio manager compensation, other accounts managed by each portfolio manager, and their ownership of securities in the Fund.

Effective January 1, 2006, the fourth and fifth paragraphs under the heading “The Sub-Advisors” on pages 26-27 of the Prospectus are deleted and the following replaces the first two paragraphs under the heading “The Sub-Advisors” on page 26 of the Prospectus:

NYLIM and Uniplan manage the Sierra Club Equity Income Fund and Forward Management and NYLIM manage the Sierra Club Stock Fund, and make decisions with respect to, and place orders for, all purchases and sales of each respective Fund’s securities in accordance with the investment objectives, policies and restrictions of the Funds. Forward Management makes these decisions subject to the general supervision of the Trust’s Board of Trustees and the Sub-Advisors make these decisions subject to the general supervision of the Trust’s Board of Trustees and Forward Management.

Each of Forward Management and the Sub-Advisors employs its own investment approach and independently manages its portion of the Funds. Forward Management and NYLIM manage roughly equal portions of the Sierra Club Stock Fund’s assets and Uniplan and NYLIM manage roughly equal portions of the Sierra Club Equity Income Fund’s assets.

For more information on Forward Management and the portfolio managers of the portion of the Sierra Club Stock Fund that is managed by Forward Management, see above under the heading “Investment Advisor.”

Investment Advisor Disclosure

Effective January 1, 2006, the following information replaces the information found in the sixth paragraph under the heading “Investment Advisory And Other Services” on page 12 of the SAI:

Forward Management has the authority to manage the Funds in accordance with the investment objectives, policies and restrictions of the Funds and subject to general supervision of the Trust’s Board of Trustees but has delegated this authority to the sub-advisors for a portion of the portfolio of the Sierra Club Stock Fund and for the entire portfolio of the Sierra Club Equity Income Fund. Forward Management also provides the Funds with ongoing management supervision and policy direction. Forward Management has managed the Sierra Club Funds since their inception and the twelve portfolios of the Trust are its principal investment advisory clients. Daily investment decisions are made by Forward Management for a portion of the portfolio of the Sierra Club Stock Fund and by the sub-advisors for the balance of the portfolio of the Sierra Club Stock Fund and for the Sierra Club Equity Income Fund. The investment experience of Forward Management and the sub-advisors is described below. (Forward Management is referred to herein as “Investment Advisor” or “Advisor” and the sub-advisors are referred to herein as “Sub-Advisors”).

Effective January 1, 2006, the following information replaces the information found in the tenth through thirteenth paragraphs under the heading “Investment Advisory And Other Services” on pages 12—13 of the SAI:

The Sierra Club Stock Fund. Forward Management manages a portion of the Sierra Club Stock Fund’s portfolio. Forward Management’s address is 433 California Street, 11th Floor, San Francisco, CA 94104. Forward Management has served as the investment advisor for the Forward family of mutual funds since 1998. As of September 30, 2005, Forward Management had approximately $1,175,000,000 in assets under management.

Forward Management has also engaged the services of NYLIM to act as a Sub-Advisor for a portion of the Sierra Club Stock Fund’s portfolio. NYLIM is described above.

Prior to December 16, 2002, the Sierra Club Stock Fund was known as the Forward Garzarelli U.S. Equity Fund and its Sub-Advisor was Garzarelli Investment Management, LLC. From December 16, 2002 to January 1, 2003, the Sierra Club Stock Fund was known as the Forward U.S. Equity Fund and its Sub-Advisor was Affinity Investment Advisors, LLC. In addition, prior to March 2000, the Fund was known as the U.S. Equity Fund and its Sub-Advisor was Barclay’s Global Fund Advisors. From January 1, 2003 to December 31, 2005, the portion of the portfolio of the Sierra Club Stock Fund that is now managed by Forward Management was managed by Harris Bretall Sullivan & Smith, L.L.C.

Effective January 1, 2006, the following chart replaces the chart regarding fees from the Investment Advisor to the Sub-Advisor for the Sierra Club Stock Fund on page 14 of the SAI:

NYLIM
Sierra Club Stock Fund
First $100 million in assets	0.45%
Next $150 million in assets	0.40%
Next $250 million in assets	0.35%
Assets over $500 million	0.30%

Portfolio Managers

Effective January 1, 2006, the following information replaces the information found under the heading “Portfolio Managers” on page 19 of the SAI, beginning with the heading “Harris Bretall”:

Forward Management

Forward Management uses a team approach to managing its portion of the Sierra Club Stock Fund’s portfolio. The investment team consists of Jeremy Deems and Garvin Jabusch. Messrs. Deems and Jabusch are jointly and principally responsible for management of the portfolio. Messrs. Deems and Jabusch are not primarily responsible for the day to day management of the portfolio of any other account. Each portfolio manager has personal securities accounts with respect to which they make investment decisions, which are subject to trading limitations and reporting obligations under Forward Management’s Code of Ethics.

The need to allocate investment opportunities is not expected to occur, as Forward Management does not provide portfolio management services to any accounts other than the Sierra Club Stock Fund.

Mr. Jabusch’s compensation consists of a fixed salary and yearly bonus that is not based directly on the performance of the Fund or Forward Management. Mr. Deems’ compensation consists of a fixed salary and long-term and short-term management incentive programs that are based, in part, on the profitability of Forward Management. To the extent the success of the Fund affects the profitability of Forward Management, it indirectly affects Mr. Deems’ compensation.

The below tables sets forth the ownership by each portfolio manager who is responsible for the day-to-day management of each Fund’s portfolio of the respective Funds, and the aggregate ownership by each such portfolio manager of the Forward Funds.

Information as of December 31, 2004

Name of Portfolio Manager	Fund	Dollar Range of Equity Securities in the Funds*	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Portfolio Manager in Family of Investment Companies
Jeffrey Sanders	Sierra Club Stock Fund	A	A
Kathy O’Connor	Sierra Club Stock Fund	A	A
Joan M. Sabella	Sierra Club Equity Income Fund	A	A
Richard Imperiale	Sierra Club Equity Income Fund	F	F

Information as of November 30, 2005

Name of Portfolio Manager	Fund	Dollar Range of Equity Securities in the Funds*	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Portfolio Manager in Family of Investment Companies
Jeremy Deems	Sierra Club Stock Fund	A	B
Garvin Jabusch	Sierra Club Stock Fund	A	A

*	Key to Dollar Ranges

A.	None
B.	$1 - $10,000
C.	$10,001 - $50,000
D.	$50,001 - $100,000
E.	$100,001 - $500,000
F.	$500,001 - $1,000,000
G.	Over $1,000,000

Effective January 1, 2006, the following replaces the first paragraph under the heading “Allocation of Investment Opportunities” on page 20 of the SAI:

Because, with the exception of the portfolio managers at Forward Management, the portfolio managers discussed above generally manage multiple accounts with similar investment objectives and strategies, each Sub-Advisor is subject to portfolio security allocation procedures which are intended to ensure that limited investment opportunities are allocated in a fair and equitable manner among the Sub-Advisor’s various client accounts. Where a Sub-Advisor seeks to purchase securities for the account of a Fund and other clients, but is unable to obtain the desired amount of the securities, the available amount is generally allocated pro-rata among the Fund and other participating accounts, with limited exceptions.